Q4and Full Year2018 Results February 2019 1

SAFE HARBOR STATEMENT Forward Looking Statements In addition to historical information, this earnings presentation contains "forward-looking" statements that reflect management's expectations for the future. A variety of important factors could cause results to differ materially from such statements. These factors are noted throughout GAIN Capital's annual report on Form 10-K for the year ended December 31, 2017, as filed with the Securities and Exchange Commission on March 14, 2018, and include, but are not limited to, the actions of both current and potential new competitors, fluctuations in market trading volumes, financial market volatility, evolving industry regulations, errors or malfunctions in GAIN Capital’s systems or technology, rapid changes in technology, effects of inflation, customer trading patterns, the success of our products and service offerings, our ability to continue to innovate and meet the demands of our customers for new or enhanced products, our ability to successfully integrate assets and companies we have acquired, our ability to effectively compete, changes in tax policy or accounting rules, fluctuations in foreign exchange rates and commodity prices, adverse changes or volatility in interest rates, as well as general economic, business, credit and financial market conditions, internationally or nationally, and our ability to continue paying a quarterly dividend in light of future financial performance and financing needs. The forward-looking statements included herein represent GAIN Capital’s views as of the date of this release. GAIN Capital undertakes no obligation to revise or update publicly any forward-looking statement for any reason unless required by law. Non-GAAP Financial Measures This presentation contains various non-GAAP financial measures, including adjusted EBITDA, adjusted net income, and adjusted EPS. These non-GAAP financial measures have certain limitations, including that they do not have a standardized meaning and, therefore, our definitions may be different from similar non-GAAP financial measures used by other companies and/or analysts. Thus, it may be more difficult to compare our financial performance to that of other companies. We believe our reporting of these non-GAAP financial measures assists investors in evaluating our historical and expected operating performance. However, because these are not measures of financial performance calculated in accordance with GAAP, such measures should be considered in addition to, but not as a substitute for, other measures of our financial performance reported in accordance with GAAP, such as net income. See the Appendix for a reconciliation of the non-GAAP financial measures used herein to the most directly comparable GAAP measure. 2

2018 - A YEAR IN REVIEW Customer Experience Enhancements Strategic Value Creation • Rolled out new, next gen web trading platform globally Generated through organic growth: • Continuous improvements in service delivery, onboarding and • Full year revenues increased 27%1 payments • Full year EBITDA improved $58m or 202% • Expanded products & services for sophisticated, high value Completed the sale of GTX, GAIN’s ECN business, to Deutsche clients Börse Group via its FX unit, 360T on June 29, 2018 ◦ Relationship management services • Purchase price of $100m ◦ Preferred pricing & rebate programs • Sale generated net proceeds of approximately $85m ◦ Direct Market Access (DMA) offering Marketing Investment Ramp Increased Shareholder Returns Returned $80m in cash to investors: Increased Retail marketing spend in an effort to drive client • $50m share buybacks via Dutch auction process in Q418 acquisition and asset gathering • $14m in additional share buybacks during the year • Increased spend across the majority of GAIN's regional • $10m in dividends, Q418 representing the 29th markets beginning in late Q2 consecutive quarter GAIN will have paid a dividend • H218 New direct accounts increases 18% y/y • $6m repurchase of remaining 2018 convertible loan note 1. Excludes the one off revenue item of $5.4m in Q4 2018 3

GAIN | CAPITAL

ORGANIC EFFORTS ARE SHOWING RESULTS

New Direct Accounts[1]

Increased 16% y/y and increased 12% q/q



25,000
20,000
15,000
10,000
5,000
crypto
crypto
Q4'16 Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18

Direct Volume per Active[2]

Increased 26% y/y and increased 33% q/q



10
8
6
4
2
0
1.4
1.2
1.0
0.8
0.6
0.4
Q4'16 Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18
Direct Volume per Active
GVIX 3

Trailing 3-Month Active Accounts



100,000
80,000
60,000
40,000
20,000
0
Q4'16 Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18
Direct Accounts 2
Indirect Accounts

Volume

Direct volume increased 20% y/y



700
600
500
400
300
200
100
0
Q4'16 Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18
Direct Volume 2
Indirect Volume

- Increased marketing investment delivering new direct account growth
- Overall volumes increased y/y due to higher volume per active, indicating higher client quality, despite impact of new industry regulations introduced in H218

1. New direct accounts are defined as organically acquired clients that opened an account during the corresponding period. By definition this figure will exclude the FXCM clients that were inorganically acquired in February 2017.
2. Includes FXCM beginning in Q1/17.
3. GVIX, GAIN's volatility indicator, is a metric calculated daily by volume weighting the 5-Day % average true ranges (ATR) of 6 of our major products (Dax, EUR/USD, GBP/USD, USD/JPY, Dow and Gold). The volume weights are based on the relative monthly volumes across these 6 markets

4

ESMA IMPACT MITIGATED BY SUCCESSFUL FOCUS ON HIGH VALUE CLIENTS UK/EU client UK/EU Active Clients and CTR/Active Trading Volume and Transaction Revenue 2,500 16,000 160,000 25,000 14,000 140,000 2,000 20,000 12,000 120,000 $ Millions $ 10,000 Thousands 1,500 100,000 15,000 8,000 80,000 1,000 60,000 10,000 6,000 40,000 4,000 5,000 500 20,000 2,000 - - - - 2017 Q4 2018 Q4 2017 Q4 2018 Q4 Total UK/EU volume Total UK/EU CTR CTR/Active Total UK/EU Actives • Reduction in active accounts, down 33% year-over-year in Q418, mainly from lower value segments, mitigated by successful focus on premium client base • In Q418, volume was up 2% and client revenue was down 3% year-over-year • 59% of Q418 client revenue from UK/EU clients with Professional status • 24.5% of Professional applicants approved 5

Financial Review 6

GAIN | CAPITAL

KEY FINANCIAL RESULTS & OPERATING METRICS

	3 Months Ended Dec. 31,		Fiscal Year Ended Dec. 31,		$ Change	
	2018	2017	2018	2017	Q4	Full Year
As Reported						
Net Revenue from Continuing Operations	$ 79.9	$ 62.7	$ 358.0	$ 278.2	$ 17.2	$ 79.8
Class Action Settlement	$ (5.4)	$ 0.0	$ (5.4)	$ 0.0	$ (5.4)	$ (5.4)
Operating Expenses	(69.3)	(56.8)	(266.1)	(248.5)	$ (12.5)	$ (17.6)
Adjusted EBITDA[1] from Continuing Operations	$ 5.2	$ 5.9	$ 86.5	$ 29.7	$ (0.7)	$ 56.8
Adjusted EBITDA Margin %	7%	9%	24%	11%	(2 pts)	13 pts
Net Income/(Loss) from Continuing Operations	$ (0.7)	$ (6.8)	$ 28.0	$ (14.9)	$ 6.1	$ 42.9
Adjusted Net Income/(Loss)[1]	(4.6)	(4.8)	29.1	$ (11.3)	$ 0.2	$ 40.4
GAAP Diluted EPS from continuing operations	$ (0.02)	$ (0.16)	$ 0.60	$ (0.29)	$ 0.14	$ 0.89
Adjusted Diluted EPS[1] from continuing operations	$ (0.11)	$ (0.11)	$ 0.66	$ (0.24)	$ 0.00	$ 0.90
Operating Metrics[2]						
Retail OTC ADV (bns)	$ 9.7	$ 8.8	$ 10.1	$ 9.6	$ 0.9	$ 0.5
Retail RPM	$97	$90	$115	$93	$ 7.0	$ 22.0
Avg. Daily Futures Contracts	32,961	25,772	31,609	27,322	$ 7,189	$ 4,287
Futures RPC	$ 4.39	$ 5.41	4.98	5.54	$ (1.0)	$ (0.6)

Note: Dollars in millions, except per share data. Columns may not add due to rounding.
(1) This is a non-GAAP financial measure. Please see the appendix to this presentation for a reconciliation to the corresponding GAAP financial measure.
(2) Definitions for operating metrics are available in the appendix to this presentation.

7

GAIN CAPITAL

OPERATING SEGMENT RESULTS: RETAIL

Retail Financial & Operating Results	3 Months Ended Dec. 31, 2018	3 Months Ended Dec. 31, 2017	Fiscal Year Ended Dec. 31, 2018	Fiscal Year Ended Dec. 31, 2017
Trading Revenue	$ 61.1	$ 50.9	$ 300.2	$ 231.1
Other Retail Revenue	3.8	1.9	10.8	6.3
Total Revenue	$ 64.9	$ 52.8	$ 311.0	$ 237.4
Employee Compensation & Benefits	12.0	11.8	55.4	52.3
Marketing	13.3	7.5	35.4	29.9
Referral Fees	6.9	7.8	26.9	39.7
Other Operating Expenses	19.5	13.7	72.7	58.0
Segment Profit	$ 13.3	$ 12.0	$ 120.5	$ 57.5
% Margin	20%	23%	39%	24%
Operating Metrics				
ADV (bns)	$ 9.7	$ 8.8	$ 10.1	$ 9.6
12 Month Trailing Active OTC Accounts	123,171	132,262	123,171	132,262
Client Assets	$ 626.7	$ 749.6	$ 626.7	$ 749.6
PnL/mm	$ 97	$ 90	$ 115	$ 93

- Q4'18 ADV increased 10% year-over-year to $9.7 billion
  - FY'18 ADV up 5% year-over-year to $10.1 billion
- Q4'18 total retail revenue increased 23% year-over-year
  - FY'18 total retail revenue increased 31% year-over-year
- Q4'18 marketing spend up 77% year-over-year
  - FY'18 marketing spend up 18% year-over-year amid significant investment in marketing in 2H
- Referral fees continue to decrease as focus on direct, rather than indirect, customer acquisition remains a priority
- Q4'18 segment profit improved 11% year over year
  - FY'18 segment profit increased 110% year over year; margin improved to 39%

Note: Dollars in millions, except where noted otherwise. Columns may not add due to rounding.

8

OPERATING SEGMENT RESULTS: FUTURES Futures Financial & Operating Results 3 Months Ended Dec. 31, Fiscal Year Ended Dec. 31, 2018 2017 2018 2017 • Q4'18 futures average daily contracts increased Trading Revenue $ 9.3 $ 8.8 $ 39.7 $ 38.0 28% year-over-year Other Futures Revenue 1.4 0.7 4.3 2.3 Total Revenue $ 10.6 $ 9.5 $ 44.0 $ 40.3 ◦ FY'18 futures average daily contracts increased 16% year-over-year Employee Compensation & Benefits 2.1 2.0 9.9 9.4 Marketing 0.2 0.2 0.8 0.8 Referral Fees 3.1 3.2 13.1 14.0 Other Operating Expenses 3.6 3.1 14.0 12.9 • FY'18 segment profit almost doubled to $6.2m Segment Profit $ 1.6 $ 1.1 $ 6.2 $ 3.2 % Margin 15% 11% 14% 8% Operating Metrics • FY'18 profit margin increased to 14%, up from 8% Avg. Daily Contracts 32,961 25,772 31,609 27,322 in the prior year 12 Month Trailing Active Futures Accounts 7,717 7,838 7,717 7,838 Client Assets $ 216 $ 229 $ 216 $ 229 Revenue/Contract $ 4.39 $ 5.41 $ 4.98 $ 5.54 • Potential for margins to continue to improve as interest rates increase further Note: Dollars in millions, except where noted otherwise. Columns may not add due to rounding. 9

OVERHEAD AND CAPEX OVERVIEW Overhead Costs Capital Expenditures • 2018 fixed overheads increased $3.7 million, driven by increased investment in technology largely offset by savings elsewhere • Variable overheads increased driven by improved performance impacting bank charges, bad debt, duty, clearing fees and compensation • Capex reduced from $20.9 million in 2017 to $14.7 million in 2018, in line with previous guidance of $14 million to $16 million per year 10

STRONG LIQUIDITY POSITION Total liquidity of $316.0 million at the end of Q4 2018, a 46% Required Liquidity improvement over Q4 2017 • Adjusting for the share tender and sale of GTX business, this Reserves represents a 30% improvement over Q4 2017 Eleven transactions since IPO in 2010 Corporate Sale of GTX for $100m generated net proceeds of approximately $85 Development Total Liquidity: million Well positioned for future opportunities $316.0 million1 Quarterly dividend of $0.06 per share approved ▪ Record date: March 26, 2019 Quarterly Dividends ▪ Payment date: March 29, 2019 Dutch auction repurchased 6,377,551 share of common stock at $7.84 per share on November 9, 2018 Buyback Program In addition repurchased 288,556 shares at an average share price of $6.85 during Q4 2018 ~$24 million authorized and remaining for additional repurchases 1. Includes $50 million credit revolver. Liquidity table available in appendix to this presentation. 11

Long-Term Strategy 12

LONG-TERM STRATEGIC PRIORITIES TO ACCELERATE ORGANIC GROWTH Increase Leverage Innovate the Focus on Marketing Powerful Trading Premium Investment Brand Assets Experience Clients Supported by conversion Target two distinct Deliver best-in-class Executed through our optimization efforts to customer segments with trading platforms, decision brand strategy & the further increase ROI on our global brands: support tools, and development of product marketing spend GAIN Capital and FOREX.com innovative new ways to and services tailored to trade experienced traders 13

ACCELERATE GROWTH: INCREASE MARKETING INVESTMENT Marketing Investment Breakeven in 9 • Return on marketing investment tracked by monthly cohort Months or Less • After six months of increased marking spend experience, we continue to observe a similar return on investment, as we grow our overall new account numbers. • Cost per acquisition also in line with expectations, which is benchmarked against expected 3 year revenues M1 M12 M24 • With 54% of total revenues from loyal clients with tenure of more than 3 years, new cohorts expected to deliver long tail of revenue beyond our ROI benchmark TTM June 18 Cohort H218 Cohort • 2019 marketing spend expected to remain at Q4’18 levels or about $52 million per year 14

ACCELERATE GROWTH: LEVERAGE POWERFUL BRAND ASSETS Target two distinct customer segments built on GAIN’s robust customer proposition, global regulatory footprint and reputation as a trusted, well-capitalized provider GAIN Capital - Experienced Traders FOREX.COM – Retail Traders • Target Customer: • Target Customer: Sophisticated, high value clients who Self-directed traders of all trade multiple asset classes and experience levels looking to trade demand high quality tools, FX and the most popular global competitive pricing and personalized markets. service • Fully leverages strength and • Quality offering with high global credibility of GAIN Capital name brand awareness & reach • Will replace City Index brand • High volume, cost efficient • Scheduled to launch in Australia later acquisition this year, followed by global rollout • Additional global expansion opportunities, including language offerings 15

ACCELERATE GROWTH: INNOVATE THE TRADING EXPERIENCE Continue to invest in our market-leading suite of trading platforms & tools • Web, Mobile & support for 3rd party platforms • Best in class decision support capabilities, seamlessly integrated into trading experience Expand range of markets • Respond quickly to client demand • Cross sell existing Futures offering Deliver new ways to trade • DMA • Options 16

ACCELERATE GROWTH: FOCUS ON PREMIUM CLIENTS Focus on Technology-enabled Customer Service Personalized Experiences • Dedicated global team providing high • Platform & tools designed for touch relationship management to experienced traders Premium clients • Premium account packages & • Prioritized service preferred pricing • Exclusive events & hospitality • GAIN Capital retail brand is foundational to our future efforts 17

ELEMENTS OF REVENUE GROWTH THROUGH 2021 2021 Revenue Increases revenue per Provides new active & ways of Grow market builds client trading & share tenure 2018 grows volume Increases per active Revenue the number of trading Drives new clients direct accounts 18

2021 OPERATING AND FINANCIAL TARGETS FY 2018 Performance FY 2021 Outlook Operational New Direct Accounts 87.6K 38% to 42% growth Retail Volume $2.6 trillion 30% to 35% growth Financial Revenue1 $353 million2 $420 to $460 million Overhead Costs $190 million $190 to $200 million EBITDA Margin 25%2 30% to 35%3 EPS $0.664 $2.15 to $2.40 1. Assumes long-term RPM of $106 2. Refer to slide 25 for FY 2018 3. Refer to slide 34 for GAAP reconciliation 4. Refer to slide 27 for FY 2018 19

POSITIONED TO DELIVER LONG-TERM VALUE Proven Leader in a Large, Attractive and Growing Market Diverse and Scalable Business Model Multiple Levers to Drive Growth and Operational Efficiency Risk Management Controls Limit Market Volatility Headwinds Strong Financial and Credit Profile 20

Appendix 21

CONSOLIDATED STATEMENT OF OPERATIONS Three Months Ended December 31, Fiscal Year Ended December 31, 2018 2017 2018 2017 REVENUE: Retail revenue $ 61.1 $ 50.9 $ 300.2 $ 231.1 Futures revenue 9.3 8.8 39.7 38.0 Interest & Other revenue 9.5 3.0 18.0 9.2 Net revenue $ 79.9 $ 62.7 $ 358.0 $ 278.2 EXPENSES: Employee compensation and benefits 19.4 18.3 89.1 82.7 Selling and marketing 13.5 8.0 36.5 31.1 Referral fees 10.0 11.0 40.0 53.7 Trading expenses 5.8 4.3 22.9 19.4 General and administrative 22.7 16.0 79.7 62.5 Depreciation and amortization 7.6 8.3 33.8 31.0 One-Time Expenses 1.1 0.6 5.9 0.6 Total operating expense 80.1 66.5 307.9 281.0 OPERATING PROFIT/(LOSS) $ (0.2) $ (3.8) $ 50.0 $ (2.8) Interest expense on long term borrowings 3.4 3.5 13.5 11.8 Loss on extinguishment of debt 0.0 0.0 0.0 4.9 INCOME/(LOSS) BEFORE INCOME TAX (BENEFIT)/EXPENSE $ (3.6) $ (7.3) $ 36.5 $ (19.5) Income tax expense/(benefit) (2.9) (0.7) 8.5 (5.0) Equity in net loss of affiliate 0.0 (0.2) 0.0 (0.3) Net income/(loss) from continuing operations $ (0.7) $ (6.8) $ 28.0 $ (14.9) Income from discontinued operations, including gain on sale of $69,292, net of income tax of $4,756 $ (1.7) $ 3.3 $ 65.6 $ 4.3 NET INCOME/(LOSS) $ (2.4) $ (3.5) $ 93.6 $ (10.6) Net income attributable to non-controlling interest 0.1 0.2 0.7 0.6 NET INCOME/(LOSS) APPLICABLE TO GAIN CAPITAL HOLDINGS, INC. $ (2.5) $ (3.7) $ 92.9 $ (11.2) Note: Dollars in millions, except share and per share data. Columns may not add due to rounding. (1) Total shares outstanding at December 31, 2018 was 37,821,686 22

CONSOLIDATED BALANCE SHEET As of 12/31/2018 12/31/2017 ASSETS: Cash and cash equivalents $ 278.9 $ 209.7 Cash and securities held for customers 842.5 978.8 Receivables from brokers 84.3 78.5 Property and equipment - net of accumulated depreciation 30.6 40.7 Intangible assets, net 32.2 62.0 Goodwill 27.8 33.0 Other assets 36.4 45.9 Total assets $ 1,332.5 $ 1,448.6 LIABILITIES AND SHAREHOLDERS' EQUITY: Payables to customers $ 842.5 $ 978.8 Payables to brokers 1.6 2.8 Accrued compensation & benefits 11.2 10.1 Accrued expenses and other liabilities 41.6 33.9 Income tax payable 5.8 0.6 Convertible senior notes 132.1 132.2 Total liabilities $ 1,034.8 $ 1,158.5 Non-controlling interest $ 0.0 $ 4.4 Shareholders' Equity 297.8 285.7 Total liabilities and shareholders' equity $ 1,332.5 $ 1,448.6 Note: Dollars in millions. Columns may not add due to rounding. 23

LIQUIDITY As of 12/31/2018 9/30/2018 6/30/2018 3/31/2018 12/31/2017 Cash and cash equivalents $ 278.9 $ 362.3 $ 360.3 $ 239.7 $ 209.7 Receivable from brokers (1) 84.3 57.5 52.3 72.0 78.5 Revolving credit facility (undrawn) 50.0 50.0 50.0 50.0 50.0 Net operating cash 413.2 469.8 462.6 361.7 338.2 Less: Regulatory capital requirements/charges (2) (95.6) (110.1) (108.9) (114.6) (112.9) Less: Payables to brokers (1) (1.6) (1.8) (3.0) 0.0 (2.8) Less: Convertible senior notes due 2018 0.0 (6.4) (6.4) (6.4) (6.4) Liquidity $ 316.0 $ 351.5 $ 344.3 $ 240.7 $ 216.1 Regulatory Capital Requirements/Charges US $ 34.5 $ 35.8 $ 37.1 $ 36.1 $ 37.4 UK 56.8 69.7 67.1 73.7 70.5 Other jurisdictions 4.3 4.6 4.7 4.8 5.0 Total Regulatory Capital Requirements/Charges (2) $ 95.6 $ 110.1 $ 108.9 $ 114.6 $ 112.9 Note: Dollars in millions. Columns may not add due to rounding. (1) Reflects cash that would be received from or payable to brokers following the close-out of all open positions. (2) Relates to regulatory capital requirements or capital charges, depending upon regulatory jurisdiction. 24

GROUP ADJUSTED EBITDA Financial & Operating Results 3 Months Ended Dec. 31, Fiscal Year Ended Dec. 31, 2018 2017 2018 2017 Trading Revenue $70.4 $59.7 $339.9 $269.1 Other Revenue 4.1 3.0 12.6 9.2 Total Revenue $74.5 $62.7 $352.6 $278.2 Employee Compensation & Benefits 19.4 18.3 89.1 82.7 Marketing 13.5 8.0 36.5 31.1 Referral Fees 10.0 11.0 40.0 53.7 Trading expenses 5.5 4.3 22.8 19.4 General and administrative 14.5 10.4 53.3 42.7 Communication and technology 5.6 5.1 21.9 19.2 Bad debt provision 0.8 (0.3) 2.5 (0.2) Operating Profit $5.2 $5.9 $86.5 $29.7 % Margin 7% 9% 25% 11% Note: Dollars in millions, except where noted otherwise. Columns may not add due to rounding. 25

ADJUSTED EBITDA & MARGIN RECONCILIATION Continuing Operations 3 Months Ended Dec. 31, Fiscal Year Ended Dec. 31, 2018 2017 2018 2017 Net Revenue $ 79.9 $ 62.7 $ 358.0 $ 278.2 Net Income/(Loss) (0.7) (6.8) 28.0 (14.9) Net Income/(Loss) Margin % (1)% (11)% 8% (5)% Net Income/(Loss) $ (0.7) $ (6.8) $ 28.0 $ (14.9) Depreciation and amortization 4.3 4.7 19.7 17.0 Purchased intangible amortization 3.4 3.6 14.2 14.0 Interest on long term borrowings 3.4 3.5 13.5 11.8 Income tax expense/(benefit) (2.9) (0.7) 8.5 (5.0) Legal settlement 0.3 0.0 5.3 0.0 Restructuring 0.7 0.0 0.8 0.0 Impairment of investment 0.0 0.6 (0.1) 0.6 Equity in net loss of affiliates 0.0 0.2 0.0 0.3 Loss on extinguishment of debt 0.0 0.0 0.0 4.9 Class action settlement (5.4) 0.0 (5.4) 0.0 PP&E write-off 1.3 0.0 1.3 0.0 Dutch auction fees 0.8 0.0 0.8 0.0 Operational strategy review fees 0.0 0.8 0.0 0.8 Adjusted EBITDA $ 5.2 $ 5.9 $ 86.5 $ 29.7 Adjusted EBITDA Margin %(1) 7% 9% 24% 11% Note: Dollars in millions. Columns may not add due to rounding. (1) Adjusted EBITDA margin is calculated as adjusted EBITDA divided by net revenue. 26

ADJUSTED NET INCOME AND EPS RECONCILIATION Continuing Operations 3 Months Ended Dec. 31, Fiscal Year Ended Dec. 31, 2018 2017 2018 2017 Net Income/(Loss) from continuing operations $ (0.7) $ (6.8) $ 28.0 $ (14.9) Income Tax Expense/(Benefit) (2.9) (0.7) 8.5 (5.0) Equity in Net Loss of Affiliate 0.0 0.2 0.0 0.3 Pre-Tax Income/(Loss) $ (3.6) $ (7.3) $ 36.5 $ (19.5) Plus: Adjustments (2.2) 1.4 2.6 6.4 Adjusted Pre-Tax Income/(Loss) $ (5.8) $ (5.8) $ 39.1 $ (13.1) Adjusted Income Tax Expense/(Benefit)(1) 1.4 1.5 (9.3) 2.8 Equity in Net Loss of Affiliate 0.0 (0.2) 0.0 (0.3) Non-controlling Interest (0.1) (0.2) (0.7) (0.6) Adjusted Net Income/(Loss) $ (4.6) $ (4.8) $ 29.1 $ (11.3) Adjusted Earnings/(Loss) per Common Share: Basic $ (0.11) $ (0.11) $ 0.67 $ (0.24) Diluted $ (0.11) $ (0.11) $ 0.66 $ (0.24) Weighted average common shares outstanding used in computing adjusted earnings/(loss) per common share: (2) Basic 40,598,334 45,090,984 43,731,881 46,740,097 Diluted 40,598,334 45,090,984 44,189,324 46,740,097 Note: Dollars in millions, except per share and share data. Columns may not add due to rounding. (1) The company’s forecast tax rate reconciliation is included on Slide 28. (2) Total shares outstanding at December 31, 2018 was $37,821,686. 27

ADJUSTED INCOME TAX (EXPENSE)/BENEFIT RECONCILIATION 3 Months Ended Dec. 31, Fiscal Year Ended Dec. 31, 2018 2017 2018 2017 GAAP pre-tax income/(loss) $ (3.6) $ (7.3) $ 36.5 $ (19.5) YTD GAAP Tax Rate 23.3% 25.7% 23.3% 25.7% Initial adjusted tax (expense)/benefit $ 0.8 $ 1.9 $ (8.5) $ 5.0 Uncertain tax position 0.0 0.0 (0.2) (4.6) Tax reform 0.0 0.0 0.0 4.5 One off adjustments 0.5 (0.4) (0.5) (2.1) Adjusted tax (expense)/benefit $ 1.4 $ 1.5 $ (9.3) $ 2.8 Adjusted pre tax income/(loss) $ (5.8) $ (5.8) $ 39.1 $ (13.1) Adjusted tax rate 23.1% 25.1% 23.6% 21.2% Note: Dollars in millions, except where noted otherwise. Columns may not add due to rounding 28

EPS COMPUTATION 3 Months Ended Dec. 31, Fiscal Year Ended Dec.31, 2018 2017 2018 2017 Net income/(loss) from continuing operations $ (0.7) $ (6.8) $ 28.0 $ (14.9) Less income attributable to non-controlling interests $ 0.1 $ 0.2 $ 0.7 $ 0.6 Net income/(loss) from continuing operations $ (0.8) $ (7.0) $ 27.2 $ (15.5) Adjustment(1) $ 0.1 $ (0.1) $ (0.8) $ 1.7 Net income/(loss) available to GAIN common shareholders from continuing $ (0.8) $ (7.0) $ 26.4 $ (13.8) operations Earnings/(Loss) per common share Basic earnings/(loss) from continuing operations $ (0.02) $ (0.16) $ 0.60 (0.29) Diluted earnings/(loss) from continuing operations $ (0.02) $ (0.16) $ 0.60 (0.29) Weighted average common shares outstanding used in computing earnings/(loss) per common share: (2) Basic 40,598,334 45,090,984 43,731,881 46,740,097 Diluted 40,598,334 45,090,984 44,189,324 46,740,097 Note: Dollars in millions, except per share and share data. Columns may not add due to rounding. (1) The adjustment relates to the Company's redeemable non-controlling interests. An increase to the carrying value reduces earnings available to the Company's shareholders. A decrease to the carrying value increases earnings available to the Company's shareholders. 29 (2) Total shares outstanding at December 31, 2018 was 37,821,686

RECONCILIATION OF SEGMENT PROFIT TO INCOME BEFORE INCOME TAX EXPENSE 3 Months Ended Dec. 31, Fiscal Year Ended Dec. 31, 2018 2017 2018 2017 Retail segment $ 13.3 $ 12.0 $ 120.5 $ 57.5 Futures segment 1.6 1.1 6.2 3.2 Corporate and other (9.7) (7.1) (40.2) (31.1) Segment profit $ 5.2 $ 5.9 $ 86.5 $ 29.7 Depreciation and amortization $ 4.3 $ 4.7 $ 19.7 $ 17.0 Purchased intangible amortization 3.4 3.6 14.2 14.0 Restructuring expenses 0.7 0.0 0.8 0.0 Contingent provision 0.3 0.0 5.3 0.0 Impairment of investment 0.0 0.6 (0.1) 0.6 Class action settlement (5.4) 0.0 (5.4) 0.0 Dutch auction fees 0.8 0.0 0.8 0.0 PP&E write-off 1.3 0.0 1.3 0.0 Other corporate expenses 0.0 0.8 0.0 0.8 Operating profit/(loss) $ (0.2) $ (3.8) $ 50.0 $ (2.8) Interest expense on long term borrowings 3.4 3.5 13.5 11.8 Loss on extinguishment of debt 0.0 0.0 0.0 4.9 Income/(Loss) before income tax expense/(benefit) $ (3.6) $ (7.3) $ 36.5 $ (19.5) Note: Dollars in millions, except where noted otherwise. Columns may not add due to rounding 30

GAIN | CAPITAL

PRO FORMA RECONCILIATION

	Q1 2017			Q2 2017			Q3 2017			Q4 2017		
	GAIN	Inst	Cont Ops	GAIN	Inst	Cont Ops	GAIN	Inst	Cont Ops	GAIN	Inst	Cont Ops
REVENUE:												
Retail revenue	$ 38.9	$ 0.0	$ 38.9	$ 79.1	$ 0.0	$ 79.1	$ 62.1	$ 0.0	$ 62.1	$ 50.9	$ 0.0	$ 50.9
Institutional revenue	8.4	8.4	0.0	7.4	7.4	0.0	7.5	7.5	0.0	6.8	6.8	0.0
Futures revenue	10.6	0.0	10.6	9.6	0.0	9.6	9.0	0.0	9.0	8.8	0.0	8.8
Interest & Other revenue	1.7	0.0	1.7	2.0	0.0	2.0	2.6	0.0	2.6	3.1	0.2	3.0
Net revenue	$ 59.6	$ 8.4	$ 51.2	$ 98.1	$ 7.4	$ 90.6	$ 81.3	$ 7.6	$ 73.8	$ 69.7	$ 7.0	$ 62.7
EXPENSES:												
Employee compensation and benefits	24.2	3.7	20.5	26.3	3.3	23.0	23.8	3.0	20.8	20.9	2.5	18.3
Selling and marketing	9.3	0.0	9.2	7.5	0.0	7.5	6.4	0.0	6.4	8.0	0.0	8.0
Referral fees	16.4	0.0	16.4	13.3	0.0	13.3	12.9	0.0	12.9	11.0	0.0	11.0
Trading expenses	8.1	2.6	5.5	7.2	2.3	4.9	7.2	2.4	4.7	6.6	2.3	4.3
General and administrative	9.7	0.5	9.2	12.8	0.9	11.9	11.4	0.2	11.2	11.8	0.6	11.2
Depreciation and amortization	4.0	0.2	3.8	4.3	0.2	4.1	4.6	0.2	4.4	4.9	0.2	4.8
Purchased intangible amortization	3.6	0.5	3.1	4.4	0.5	3.8	4.1	0.5	3.5	4.1	0.5	3.6
Communications and technology	5.2	0.1	5.0	4.6	0.1	4.5	4.8	0.1	4.6	5.2	0.1	5.1
Bad debt provision	0.1	0.0	0.1	(0.2)	0.0	(0.2)	0.1	0.0	0.1	(0.3)	0.0	(0.3)
Restructuring expenses	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Integration expenses	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Contingent provision	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Impairment of investment	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.6	0.0	0.6
Total expenses	80.6	7.7	72.9	80.2	7.4	72.8	75.3	6.5	68.7	72.9	6.3	66.5
OPERATING PROFIT/(LOSS)	$ (21.0)	$ 0.7	$ (21.7)	$ 17.8	$ 0.0	$ 17.8	$ 6.0	$ 1.0	$ 5.1	$ (3.2)	$ 0.6	$ (3.8)
Interest expense on long term borrowings	2.7	0.0	2.7	2.7	0.0	2.7	3.0	0.0	3.0	3.5	0.0	3.5
Loss on extinguishment of debt	0.0	0.0	0.0	0.0	0.0	0.0	4.9	0.0	4.9	0.0	0.0	0.0
INCOME/(LOSS) BEFORE INCOME TAX EXPENSE/(BENEFIT)	$ (23.7)	$ 0.7	$ (24.3)	$ 15.1	$ 0.0	$ 15.1	$ (1.9)	$ 1.0	$ (2.8)	$ (6.7)	$ 0.6	$ (7.3)

Note: Dollars in millions, except where noted otherwise. Columns may not add due to rounding

31

GAIN CAPITAL

PRO FORMA RECONCILIATION

	Q1 2018			Q2 2018			Q3 2018			Q4 2018		
	GAIN	Inst	Cont Ops	GAIN	Inst	Cont Ops	GAIN	Inst	Cont Ops	GAIN	Inst	Cont Ops
REVENUE:												
Retail revenue	$ 84.1	$ 0.0	$ 84.1	$ 72.0	$ 0.0	$ 72.0	$ 82.9	$ 0.0	$ 82.9	$ 61.1	$ 0.0	$ 61.1
Institutional revenue	8.5	8.5	0.0	7.9	7.9	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Futures revenue	10.6	0.0	10.6	11.1	0.0	11.1	8.7	0.0	8.7	9.3	0.0	9.3
Interest & Other revenue	3.6	0.0	3.6	1.1	0.1	1.0	4.0	0.0	4.0	9.5	0.0	9.5
Net revenue	$ 106.9	$ 8.5	$ 98.5	$ 92.2	$ 8.0	$ 84.2	$ 95.5	$ 0.0	$ 95.5	$ 79.9	$ 0.0	$ 79.9
EXPENSES:												
Employee compensation and benefits	27.8	3.4	24.3	24.9	2.5	22.5	22.9	0.1	22.8	19.4	0.0	19.4
Selling and marketing	6.0	0.1	6.0	6.8	0.0	6.8	10.2	0.0	10.2	13.5	0.0	13.5
Referral fees	11.9	0.5	11.4	11.0	0.5	10.5	8.1	0.0	8.1	10.0	0.0	10.0
Trading expenses	8.5	2.7	5.8	8.3	2.8	5.5	5.8	0.0	5.8	5.8	0.0	5.8
General and administrative	13.0	0.5	12.5	14.8	0.5	14.2	12.2	0.0	12.2	16.3	0.0	16.3
Depreciation and amortization	5.7	0.3	5.4	5.4	0.1	5.3	4.7	0.0	4.7	4.3	0.0	4.3
Purchased intangible amortization	4.2	0.5	3.7	4.0	0.4	3.6	3.5	0.0	3.5	3.4	0.0	3.4
Communications and technology	5.5	0.1	5.4	5.6	0.1	5.5	5.5	0.0	5.5	5.6	0.0	5.6
Bad debt provision	1.1	0.0	1.1	0.3	0.0	0.3	0.3	0.0	0.3	0.8	0.0	0.8
Restructuring expenses	0.0	0.0	0.0	0.2	0.2	0.0	0.0	0.0	0.0	0.7	0.0	0.7
Integration expenses	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Contingent provision	0.0	0.0	0.0	0.0	0.0	0.0	5.0	0.0	5.0	0.3	0.0	0.3
Impairment of investment	(0.1)	0.0	(0.1)	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Total expenses	83.6	8.1	75.4	81.3	7.1	74.2	78.2	0.1	78.1	80.1	0.0	80.1
OPERATING PROFIT/(LOSS)	$ 23.3	$ 0.4	$ 22.9	$ 10.9	$ 0.9	$ 10.0	$ 17.3	$ (0.1)	$ 17.4	$ (0.2)	$ 0.0	$ (0.2)
Interest expense on long term borrowings	3.3	0.0	3.3	3.4	0.0	3.4	3.4	0.0	3.4	3.4	0.0	3.4
Loss on extinguishment of debt	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
INCOME/(LOSS) BEFORE INCOME TAX EXPENSE/(BENEFIT)	$ 20.0	$ 0.4	$ 19.6	$ 7.5	$ 0.9	$ 6.6	$ 13.9	$ (0.1)	$ 13.9	$ (3.6)	$ 0.0	$ (3.6)

Note: Dollars in millions, except where noted otherwise. Columns may not add due to rounding
Reconciliation reflects normal business operations and excludes the results of the gain on sale of GTX

32

DISCONTINUED OPERATIONS 3 Months Ended Dec. 31, Fiscal Year Ended Dec. 31, 2018 2017 2018 2017 REVENUE: Institutional revenue $ 0.0 $ 6.8 $ 16.4 $ 30.1 Total non-interest revenue 0.0 6.8 16.4 30.1 Interest revenue 0.0 0.2 0.1 0.3 Total net interest revenue 0.0 0.2 0.1 0.3 Net revenue $ 0.0 $ 7.0 $ 16.5 $ 30.4 EXPENSES: Employee compensation and benefits $ 0.0 $ 2.5 $ 6.0 $ 12.5 Trading expenses 0.0 2.3 5.4 9.6 Other expenses 0.0 1.5 4.0 5.8 Total operating expense 0.0 6.3 15.4 28.0 OPERATING PROFIT/(LOSS) $ 0.0 $ 0.6 $ 1.1 $ 2.4 Gain/(loss) on sale of discontinued operations (0.1) 0.0 69.3 0.0 INCOME/(LOSS) BEFORE INCOME TAX (0.1) 0.6 70.4 2.4 EXPENSE/(BENEFIT) Income tax expense/(benefit) 1.5 (2.7) 4.8 (1.8) NET INCOME FROM DISCONTINUED OPERATIONS $ (1.7) $ 3.3 $ 65.6 $ 4.3 Note: Dollars in millions, except where noted otherwise. Columns may not add due to rounding 33

2021 RECONCILATION OF GAAP NET INCOME MARGIN TO ADJUSTED EBITDA MARGIN FY 2021 Outlook Net Income Margin 16% to 20% Tax 6% to 8% Interest 2% to 2% Depreciation and Amortization 5% to 5% EBITDA Margin 30% to 35% 34

RETAIL REVENUE PER MILLION 35

OPERATING SEGMENT RESULTS: CORPORATE & OTHER Corporate & Other Financial & Operating Results 3 Months Ended Dec. 31, Fiscal Year Ended Dec. 31, 2018 2017 2018 2017 Revenue/(loss) $ (1.1) $ 0.4 $ (2.4) $ 0.5 Employee Compensation & Benefits 5.3 4.5 23.8 21.0 Marketing 0.1 0.3 0.3 0.4 Other Operating Expenses 3.2 2.7 13.8 10.2 Loss $ (9.7) $ (7.1) $ (40.2) $ (31.1) Note: Dollars in millions, except where noted otherwise. Columns may not add due to rounding. 36

QUARTERLY OPERATING METRICS Three Months Ended, Dec-17 Mar-18 Jun-18 Sep-18 Dec-18 Retail Segment OTC Trading Volume (1)(2) $563.1 $795.4 $679.6 $506.5 $631.0 OTC Average Daily Volume $8.8 $12.4 $10.6 $7.8 $9.7 12 Month Trailing Active OTC Accounts (3) 132,262 131,764 130,018 129,182 123,171 3 Month Trailing Active OTC Accounts (3) 80,122 78,681 76,654 71,597 68,696 Futures Segment Number of Futures Contracts 1,623,656 2,160,231 2,073,684 1,622,114 2,109,516 Futures Average Daily Contracts 25,772 35,414 32,401 25,748 32,961 12 Month Trailing Active Futures Accounts (3) 7,838 7,959 7,881 7,550 7,717 1 US dollar equivalent of notional amounts traded. 2 For the quarter, indirect volume represented 24% of total retail OTC trading volume. 3 Accounts that executed a transaction during the relevant period. Note: Volumes in billions. Definitions for all operating metrics are available on page 39 37

January 2019 OPERATING METRICS 38

DEFINITION OF METRICS • Active Accounts: Accounts that executed a transaction during the period • Trading Volume: Represents the U.S. dollar equivalent of notional amounts traded • Customer Assets: Represents amounts due to clients, including customer deposits and unrealized gains or losses arising from open positions 39